Rule 497(k)

File No. 333-283221

REX ETF TRUST

SUMMARY PROSPECTUS

REX WMT Growth & Income ETF (WMTI)

April 30, 2026

The fund set forth above (the “Fund”) is a series of REX ETF Trust (the “Trust”) and an exchange-traded fund (“ETF”). The Fund lists and principally trades its shares on the Cboe BZX Exchange, Inc. (“Cboe” or the “Exchange”).

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at https://www.rexshares.com/wmti. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to info@rexfin.com. The Fund’s prospectus and statement of additional information, both dated April 30, 2026, are all incorporated by reference into this Summary Prospectus.

REX WMT Growth & Income ETF

Important Information About the Fund

The REX WMT Growth & Income ETF (the “Fund”) utilizes a leveraged investment strategy that seeks to provide targeted daily leveraged investment results between 105% and 150% notional exposure to the common stock of Walmart Inc. (NYSE: WMT) (the “Underlying Security”) for a single day. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. Because the Fund seeks daily leveraged investment results, it is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be between 105% and 150% of the performance of the Underlying Security for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from between 105% and 150% of the return of the Underlying Security over the same period. Longer holding periods, higher volatility of the Underlying Security and leverage increase the impact of compounding on an investor’s returns. During periods of higher market volatility, the volatility of the Underlying Security may affect the Fund’s return as much as, or more than, the return of the Underlying Security.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking targeted daily leveraged investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Underlying Security’s performance is flat, and it is possible that the Fund will lose money even if the Underlying Security’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.

Investment Objectives

The Fund’s primary investment objective is to pay weekly distributions. The Fund’s secondary investment objective is to seek daily investment results, before fees and expenses, between 105% and 150% of the daily percentage change of the common stock of Walmart Inc. (NYSE: WMT) (the “Underlying Security”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.99%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.99%

(1) “Other Expenses” and “Acquired Fund Fees and Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Fund Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$101	$317

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. During the fiscal period November 3, 2025 (commencement of operations) through December 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to pay weekly distributions to shareholders by employing a covered call strategy and maintaining between 105% and 150% notional exposure to the Underlying Security by entering into financial instruments on the Underlying Security, including options contracts and/or swap agreements, as well as directly purchasing shares of the Underlying Security. To the extent available, the Fund may also invest in exchange-traded funds that provide leveraged exposure to the Underlying Security (“Leveraged ETFs”). At the end of each trading day, the Fund attempts to rebalance its portfolio such that the notional exposure to the Underlying Security obtained through the combination of these instruments is between 105% and 150% of the Fund’s NAV. The Fund is managed to maintain between 105% and 150% notional exposure to the Underlying Security for a single day. A “single day” is measured from the time the Fund calculates its NAV to the time of the Fund’s next NAV calculation. The exact amount of notional exposure, and therefore the amount of leverage used by the Fund, will be determined by REX Advisers, LLC, the Fund’s investment adviser (the “Adviser”), based on real-time risk sentiment through technical analysis (i.e., an evaluation that examines the Underlying Security’s price behavior and chart patterns to determine an uptrend or downtrend). There is no guarantee that the Fund will be successful in its attempt to provide leveraged exposure to the Underlying Security or pay weekly distributions.

The Fund, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in shares of the Underlying Security, investments that provide exposure to the Underlying Security or income-producing investments tied to the Underlying Security. For purposes of compliance with this investment policy, derivative instruments (i.e., options contracts and/or swap agreements) will be valued at their notional value.

The Fund’s portfolio consists of the following: (1) leveraged long exposure to the Underlying Security such that the notional exposure to the Underlying Security is between 105% and 150% of the Fund’s NAV through options contracts, swap agreements, direct holdings of the Underlying Security and/or Leveraged ETFs that provide leveraged exposure to the Underlying Security; (2) covered call writing (where the Underlying Security call options are sold against the leveraged long portion of the strategy), which allows the Fund to generate income; and (3) short-term U.S. government securities or money market funds, which are used for collateral for the options contracts and/or swap agreements and to generate additional income.

At the close of regular trading on each trading day, if necessary, the Fund attempts to rebalance its portfolio and reset its exposure such that the notional exposure to the Underlying Security is between 105% and 150% of the Fund’s NAV. The reset of the leverage factor may result in either a decrease or increase in notional exposure, depending on the performance of the Underlying Security over the course of a given trading day. Therefore, the Fund provides exposure to the daily total return of the Underlying Security. Accordingly, the Fund is not an appropriate investment for investors who do not intend to actively monitor and manage their portfolios.

The Fund primarily seeks to obtain its notional exposure to the Underlying Security through options contracts on the Underlying Security, including standardized exchange-traded and FLexible EXchange® Options (“FLEX Options”). The Fund may also utilize total return swap agreements or purchase shares of the Underlying Security directly.

Options Contracts

The Fund utilizes options contracts on the Underlying Security in order to gain leveraged long exposure to the Underlying Security. The Fund may purchase deep in-the-money call options contracts, or simultaneously purchase at-the-money call options contracts and sell at-the-money put options contracts. The Fund’s options will be a combination of standardized exchange-traded and/or FLEX Options that utilize the Underlying Security as the reference asset. All options in which the Fund invests are exchange-traded and are guaranteed for settlement by the Options Clearing Corporation (“OCC”).

In general, an options contract gives the purchaser of the options contract the right to purchase (for a call option) or sell (for a put option) the underlying asset at a specified price (the “strike price”). If exercised, an options contract obligates the seller to deliver shares (for a sold call option) or buy shares (for a sold put option) of the underlying asset at the strike price. The purchaser of the options contract pays the option seller for the rights granted by the option (this is referred to as the “premium”). Options contracts must be exercised or traded to close within a specified time frame or they expire. A “deep in-the-money” options contract refers to an options contract that has a strike price significantly lower than the current market price of the underlying asset. An “at-the-money” options contract refers to an options contract that has a strike price equal to the current market price of the underlying asset. Standardized exchange-traded options have standard terms, such as the type, reference asset, strike price and expiration date. FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract.

The Fund’s options contracts are based on the value of the Underlying Security, which gives the Fund the right or obligation to receive or deliver shares of the Underlying Security on the expiration date of the applicable options contract in exchange for the stated strike price, depending on whether the options contract is a call option or a put option, and whether the Fund purchases or sells the options contract. The Fund will pay a premium for each purchased call options contract and receive a premium for each sold put options contract. The Fund’s participation in potential changes in the price of the Underlying Security is based on the price of the Underlying Security at the time the Fund enters into the options contract, the strike price of the options contract and the price of the Underlying Security at the time of the contract’s expiration. The maturity of the Fund’s options contracts may vary from 1-day to 6-months.

At the close of regular trading on each trading day, if necessary, the Fund attempts to rebalance its portfolio and reset its exposure such that the delta of the options contracts produces a targeted leverage amount between 105% and 150% of the Fund’s NAV. “Delta” refers to the measure of the sensitivity of the price of the Fund’s options contract to changes in the price of the Underlying Security.

The use of options contracts provides flexibility in pursuing the Fund’s targeted leverage daily investment objective. In situations where swap agreement availability is constrained, the Fund may rely more heavily on options contracts. Additionally, the Fund may use options contracts in response to changing market dynamics. However, the use of options contracts may be less efficient than the use of swap agreements and may result in the Fund not achieving its targeted leverage daily investment objective.

Leveraged ETFs

To the extent available, the Fund may invest in shares of Leveraged ETFs. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, Leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Fund’s exposure to the underlying index or asset on a short-term basis. Most Leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Fund bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.

Covered Call Strategy

In addition to maintaining between 105% and 150% notional exposure to the Underlying Security for a single day, the Fund seeks to pay weekly distributions to shareholders by employing a covered call strategy. As part of the Fund’s covered call strategy, the Fund may invest directly in shares of the Underlying Security or purchase and sell a combination of standardized exchange-traded and/or FLEX call and put options contracts.

The Fund may utilize both a traditional covered call strategy and/or a synthetic covered call strategy. A traditional covered call strategy is an investment strategy where an investor (i.e., the Fund) sells a call option on an underlying security it owns (i.e., the Underlying Security). A synthetic covered call strategy is similar to a traditional covered call strategy in that the investor (i.e., the Fund) sells a call option that is based on the value of the underlying security. However, in a synthetic covered call strategy, the investor (i.e., the Fund) does not own the underlying security (i.e., the Underlying Security), but rather seeks to synthetically replicate the price movements of the underlying security through the use of purchased and sold call and put options.

As part of its covered call writing strategy, the Fund may generate income in the form of a premium by simultaneously writing (selling) call options contracts on its portion of the portfolio that provides leveraged long exposure to the Underlying Security. A premium, in this context, refers to the price the option buyer pays to the option seller (the Fund) for the rights granted by the option. Due to the Fund’s covered call strategy, the sale of call options to generate income may limit the Fund’s ability to participate in increases in value of the Underlying Security’s share price beyond a certain point. These options are said to be sold “out-of-the-money” because the strike price is higher than the then-current share price of the Underlying Security at the time of purchase. Thus, if the Underlying Security’s share price appreciates beyond the strike price of one or more of the sold call options contracts, the Fund will lose money on those sold call positions, and the losses will, in turn, limit the upside return of the Fund’s leveraged long exposure. As a result, the Fund’s overall strategy (i.e., the combination of the leveraged long exposure to the Underlying Security and the sold call positions) will limit the Fund’s participation in gains in the price performance of the Underlying Security. The Fund intends to continuously maintain exposure to the Underlying Security through the use of options contracts. As the options contracts it holds are exercised or expire, the Fund will enter into new options contracts, a practice referred to as “rolling.” This practice of rolling options may result in high portfolio turnover for the Fund. The amount of each week’s distribution is based upon a formula that incorporates a number of dynamic market-based inputs, including the recent total return of the Underlying Security and the implied volatility of the Underlying Security. Accordingly, the Fund’s weekly distribution should be expected to change from week to week.

Distributions in excess of current and accumulated earnings and profits will be treated as a return of capital. Regular returns of capital to meet the investment objectives may cause the NAV of the Fund to decline over time as assets are paid out to investors. This could ultimately reduce the ability of the Fund to generate future income and distributions, and may result in the Fund not meeting its investment objectives.

The Fund may also seek to the implement its covered call strategy through the use of swap agreements that would provide similar economic exposure to the options writing strategy described above.

Swap Agreements

The Fund may also utilize total return swap agreements in order to gain leveraged long exposure to the Underlying Security or to implement its covered call strategy. The Fund may enter into one or more total return swap agreements with major financial institutions for a specified period ranging from one day to more than one year whereby the Fund and the financial institution will agree to exchange or “swap” the return (or differentials in rates of return) earned or realized on the Underlying Security. The gross return to be exchanged between the parties is calculated with respect to a “notional amount” (i.e., the return on or change in value of a particular dollar amount representing the Underlying Security). “Total return” refers to the payment (or receipt) of the total return on the Underlying Security, which is then exchanged for the receipt (or payment) of a set rate.

The Fund may hold cash, cash equivalents and other short-term investments, including U.S. Treasuries (including bills, notes and bonds) and money market funds. These securities serve as collateral in connection with the Fund’s swap agreements and generate additional income to the Fund.

The Fund will employ its investment strategy as it relates to the Underlying Security regardless of whether there are periods of adverse market, economic, or other conditions and will not take temporary defensive positions during such periods. The Fund’s performance will differ from that of the Underlying Security’s share price and the performance differences will depend on, among other things, the price of the Underlying Security, changes in the value of the Underlying Security options contracts the Fund holds, and changes in the value of the U.S. government securities and/or money market funds the Fund holds.

Through its investments in financial instruments linked to the Underlying Security, the Fund will have exposure to a large capitalization company.

The Fund will be concentrated in the industry or group of industries to which the Underlying Security is assigned (i.e., hold 25% or more of its total assets in investments that provide exposure to the industry or group of industries to which the Underlying Security is assigned). As of April 30, 2026, the Underlying Security is assigned to the Consumer Staples Distribution & Retail industry group, although this may change from time to time.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from between 105% and 150% of the return of the Underlying Security over the same period. The Fund will lose money if the Underlying Security’s performance is flat over time, and as a result of daily rebalancing, volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Security’s performance increases over a period longer than a single day.

There is no guarantee that the Fund’s investment strategy will be properly implemented. As such, an investor may lose some or all of its investment if the Underlying Security decreases in value. Additionally, there is no guarantee that the Fund will be successful in its objective of providing investors with weekly distribution payments. Investing in the Fund is not equivalent to investing in the Underlying Security. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the Underlying Security.

Walmart Inc.

Walmart Inc. is an American multinational discount store operator and one of the largest corporations in the global retail industry. The Underlying Security is listed on NYSE. Walmart Inc. is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the SEC by Walmart Inc. pursuant to the Exchange Act can be located by reference to the SEC file number 001-16991 through the SEC’s website at www.sec.gov. In addition, information regarding Walmart Inc. or the Underlying Security may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

This document relates only to the securities offered hereby and does not relate to the Underlying Security or other securities of Walmart Inc. The Fund has derived all disclosures contained in this document regarding Walmart Inc. and the Underlying Security from the publicly available documents. None of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such publicly available offering documents or made any due diligence inquiry regarding such documents with respect to Walmart Inc. and the Underlying Security. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding Walmart Inc. or the Underlying Security is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Security (and therefore the price of the Underlying Security at the time we price the securities) have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning Walmart Inc. or the Underlying Security could affect the value received with respect to the securities and therefore the value of the securities.

None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation to you as to the performance of the Underlying Security.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH WALMART INC. OR THE UNDERLYING SECURITY.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

WALMART INC. INVESTING RISK. As of the date of this prospectus, Walmart Inc. faces risks associated with companies in Consumer Staples Distribution & Retail industry group, as well as those related to: issuer-specific attributes that may cause an investment held by the Fund to be more volatile than the market generally; the ability to effectively manage inventory and supply chain operations, which could impact financial performance; challenges in maintaining competitive pricing and customer loyalty amidst intense competition; the need to develop and sustain satisfactory relationships with suppliers and logistics partners to ensure product availability and cost efficiency; risks associated with maintaining store and online sales growth in a rapidly evolving retail environment; exposure to routine legal actions and investigations that could affect reputation and financial stability; difficulties in managing strategic partnerships and expanding into new markets; potential impacts from economic downturns and shifts in consumer spending patterns; the ability to attract and retain key personnel essential for business operations; failure to successfully integrate acquired businesses or realize anticipated synergies; navigating highly regulated business activities and compliance with changing regulations, particularly in labor and environmental standards; reliance on technological infrastructure to support e-commerce and data analytics, with risks related to cyber security threats and data privacy; and additional risks related to financing, litigation, taxes, insurance, and accounting issues. These factors contribute to the volatility and performance of Walmart Inc. relative to the market as a whole.

UNDERLYING SECURITY PERFORMANCE RISK. The Underlying Security may fail to meet its publicly announced guidelines or other expectations about its business, which could cause the price of the Underlying Security to decline. The Underlying Security may provide guidance regarding its expected financial and business performance, such as projections regarding sales and production, as well as anticipated future revenues, gross margins, profitability and cash flows. Correctly identifying key factors affecting business conditions and predicting future events is inherently an uncertain process, and the guidance the Underlying Security may provide may not ultimately be accurate. If the Underlying Security’s guidance is not accurate or varies from actual results due to its inability to meet the assumptions or the impact on its financial performance that could occur as a result of various risks and uncertainties, the market value of the Underlying Security could decline significantly.

UNDERLYING SECURITY TRADING RISK. The trading price of the Underlying Security may be highly volatile and could continue to be subject to wide fluctuations in response to various factors. The stock market in general, and the market for companies such as the Underlying Security in particular, has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of those companies. In particular, a large proportion of the Underlying Security may be traded by short sellers which may put pressure on the supply and demand for the common stock of the Underlying Security, further influencing volatility in its market price. Public perception and other factors outside of the control of the Underlying Security may additionally impact the Underlying Security’s price due to the Underlying Security garnering a disproportionate degree of public attention, regardless of actual operating performance. In addition, in the past, following periods of volatility in the overall market and the market price of a particular company’s securities, securities class action litigation has often been instituted against companies such as these. Any judgment against the Underlying Security, or any future stockholder litigation, could result in substantial costs and a diversion of the management of the Underlying Security’s attention and resources. If the Underlying Security’s trading is halted, trading in Shares of the Fund may be impacted, either temporarily or indefinitely.

SINGLE ISSUER RISK. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (i.e., the Underlying Security), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

ACTIVE MANAGEMENT RISK. The Fund is actively-managed and its performance reflects investment decisions that the Adviser makes for the Fund. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses, including through the use of technology, automated processes, algorithms, or other management systems, that may not operate as intended or produce the desired result. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

AUTHORIZED PARTICIPANTS, MARKET MAKERS, AND LIQUIDITY PROVIDERS LIMITATION RISK. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

CASH TRANSACTIONS RISK. The Fund currently expects to effect a significant portion of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause Fund Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

CLEARING MEMBER DEFAULT RISK. Transactions in some types of derivatives, including the options held by the Fund, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearinghouse, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearinghouses, and only members of a clearinghouse (“clearing members”) can participate directly in the clearinghouse, the Fund will hold cleared derivatives through accounts at clearing members. With regard to its cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearinghouse through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its options position may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearinghouse, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults, the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

COMPOUNDING RISK. While the Fund’s primary investment objective is to pay weekly distributions, the Fund’s secondary investment objective is to seek daily investment results, before fees and expenses, between 105% and 150% of the daily percentage change of the Underlying Security. Therefore, the performance of the Fund for periods longer than a single day will very likely differ in amount, and possibly even direction, from the targeted daily leveraged return of the Underlying Security for the same period. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as volatility and holding periods increase.

CONCENTRATION RISK. The Fund will concentrate in the securities of a particular industry or group of industries to which the Underlying Security is assigned. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

CONSUMER STAPLES Distribution & Retail Industry GROUP RISK. Companies in the Consumer Staples Distribution & Retail industry group face significant risks impacting their financial and operational performance. Success is closely tied to economic conditions, interest rates, exchange rates, and supply chain dynamics. These companies rely heavily on disposable income and consumer spending, making them vulnerable to shifts in demographics, preferences, and social trends. Intense competition and cyclical business segments can adversely affect profitability, with seasonal and quarterly fluctuations common. Dependence on third-party suppliers and distribution systems introduces risks of delivery delays, price increases, and quality issues. Intellectual property protection is crucial, as infringement liabilities can arise. Labor costs and regulatory changes can impact financial outcomes, while maintaining customer data security is essential to avoid reputational damage and litigation. International operations expose companies to risks from economic and political instability, currency fluctuations, and trade disputes. Some companies engage in unrelated business lines, introducing additional risks that may affect overall performance. Despite potential success in core activities, these factors pose uncertainties for long-term success.

CORRELATION RISK. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Security and therefore achieve its targeted daily leveraged investment objective. Failure to achieve a high degree of correlation may prevent the Fund from achieving its daily investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from the targeted daily leveraged return of the Underlying Security on a given day. A number of other factors may adversely affect the Fund’s sought-after targeted daily leveraged correlation, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) the Underlying Security. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with daily changes in the price of the Underlying Security. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or over-exposed to the Underlying Security. Any of these factors could decrease correlation between the performance of the Fund and daily changes in the price of the Underlying Security and may hinder the Fund’s ability to meet its daily investment objective.

COSTS OF BUYING AND SELLING FUND SHARES RISK. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

COUNTERPARTY RISK. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (cleared derivatives). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (clearing members) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing members’ individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing members’ bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing members’ customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing members’ default. This risk is greater for the Fund as it seeks to hold options contracts on a single security, and not a broader range of options contracts, which may limit the number of clearing members that are willing to transact on the Fund’s behalf. Additionally, increased volatility in a single security may lead clearing members to lower position limits or place other restrictions that could prevent the Fund from achieving its investment strategy. If a clearing member defaults, the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Cyber security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

DEBT SECURITIES RISK. The Fund will invest in various types of debt securities, which may be used for collateral for the Fund’s options contracts and/or swap agreements and may be used to generate additional income. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

DERIVATIVES RISK. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation, and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the underlying instrument and the derivative, which may prevent the Fund from achieving its investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

OPTIONS CONTRACTS RISK. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political events, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the options contract and economic events. For the Fund in particular, the values of the options contracts in which it invests are substantially influenced by the values of the underlying instruments. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to expiry, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. As the options contracts are exercised or expire the Fund will enter into new options contracts, a practice referred to as rolling.

COVERED CALL OPTIONS RISK. A covered call strategy involves writing (selling) covered call options in return for the receipt of premiums. The seller of the option gives up the opportunity to benefit from price increases in the underlying instrument above the exercise price of the options but continues to bear the risk of underlying instrument price declines. The premiums received from the options may not be sufficient to offset any losses sustained from underlying instrument price declines over time. As a result, the risks associated with writing covered call options may be similar to the risks associated with writing put options. Exchanges may suspend the trading of options during periods of abnormal market volatility. Suspension of trading may mean that an option seller is unable to sell options at a time that may be desirable or advantageous to do so.

PUT OPTIONS RISK. Purchasing and writing put options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. The risk associated with selling a put option is that the market value of the underlying security could decrease and the option could be exercised, obligating the seller of the put option to settle the transaction at an exercise price that is higher than the prevailing market price. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk. A long put option gives the purchaser of the option the right to sell a specified quantity of an underlying asset at a fixed exercise price over a defined period of time. Purchased put options may expire worthless and the Fund would lose the premium it paid for the option.

SWAP AGREEMENTS RISK. The Fund may utilize swap agreements to derive its exposure to shares of the underlying reference asset. Swap agreements may involve greater risks than direct investment in securities as they may be leveraged and are subject to credit risk, counterparty risk and valuation risk. A swap agreement could result in losses if the underlying reference asset does not perform as anticipated. In addition, many swap agreements trade over-the-counter and may be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

DISTRIBUTION RISK. As part of the Fund’s investment objectives, the Fund seeks to provide current income. There is no assurance that the Fund will make a distribution at any given time. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

DISTRIBUTION TAX RISK. The Fund currently expects to make distributions on a regular basis. While the Fund will normally pay its income as distributions, the Fund’s distributions may exceed the Fund’s income and gains for the Fund’s taxable year. The Fund may be required to reduce its distributions if it has insufficient income. Additionally, there may be times the Fund needs to sell securities when it would not otherwise do so and could cause the distributions from that sale to constitute return of capital. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. Return of capital distributions do not represent income or gains generated by the Fund’s investment activities and should not be interpreted by shareholders as such. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to Fund shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be currently taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions (in excess of earnings and profits) will be treated as capital gain, if the Fund shareholder holds shares of the Fund as capital assets. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period. In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

DIVIDEND RISK. There is no guarantee that the issuers of the Fund’s portfolio securities will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

EQUITY SECURITIES RISK. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stocks generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.

FLEX OPTIONS RISK. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience losses from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund Shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund Shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection could reduce the Fund’s ability to achieve its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.

HIGH PORTFOLIO TURNOVER RISK. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

INDIRECT INVESTMENT RISK. The Underlying Security is not affiliated with the Trust, the Fund, the Adviser, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund, the Adviser, or any affiliate are not responsible for the performance of the Underlying Security and make no representation as to the performance of the Underlying Security. Investing in the Fund is not equivalent to investing in the Underlying Security. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the Underlying Security.

INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to fixed income securities held by the Fund.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

INTRADAY INVESTMENT RISK. The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Underlying Security at the market close on the last trading day and the value of the Underlying Security at the time of purchase. If the Underlying Security gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Underlying Security declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intraday may experience performance that is greater than, or less than, the Fund’s targeted leveraged exposure of the Underlying Security. If there is a significant intraday market event and/or the investments experience a significant change in value, the Fund may not meet its investment objectives, may not be able to rebalance its portfolio appropriately, or may experience significant premiums or discounts, or widened bid-ask spreads. Additionally, the Fund may close to purchases and sales of Fund Shares prior to the close of trading on the Exchange and incur significant losses.

LARGE CAPITALIZATION COMPANIES RISK. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

LEVERAGE RISK. The Fund is subject to leverage risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivative instruments involve a degree of leverage and as a result, a relatively small price movement in derivative instruments may result in immediate and substantial losses to the Fund.

LEVERAGED ETF RISK. The Fund may invest in shares of Leveraged ETFs. As a result, the Fund is subject to many of the same risks as if it owned shares of Leveraged ETFs. These risks include the effects of compounding and market volatility, which may cause the performance of a Leveraged ETF over periods longer than a single trading day to differ significantly from the performance of the underlying reference asset. The impact of compounding is magnified in Leveraged ETFs that rebalance daily, especially as volatility and holding periods increase. Leveraged ETFs utilize leverage to obtain investment exposure in excess of its net assets, which can result in greater losses in adverse market conditions than ETFs that do not use leverage. Leveraged ETF also invest in derivatives, which may expose it to greater risks and potentially larger losses than investing directly in the underlying reference assets. Additionally, Leveraged ETFs are subject to counterparty risk, which may result in losses if a counterparty fails to meet its obligations. The performance of Leveraged ETFs is also affected by risks associated with the underlying reference asset, including risks related to the financial services sector and insurance industry, government regulation, economic conditions, interest rate changes, credit market liquidity, cyber security, and other general market risks.

LIQUIDITY RISK. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

market maker Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund Shares due to a limited number of market makers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund Share price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund Shares are trading on the Exchange, which could result in a decrease in value of Fund Shares. This reduced effectiveness could result in Fund Shares trading at a discount to NAV and also in greater than normal intraday bid-ask spreads for Fund Shares.

Market Risk. Market risk is the risk that a particular investment, or Fund Shares in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Fund Shares could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund Shares, the liquidity of an investment, and may result in increased market volatility. During any such events, Fund Shares may trade at increased premiums or discounts to their NAV, the bid/ask spread on Fund Shares may widen and the returns on investment may fluctuate.

MONEY MARKET/SHORT-TERM SECURITIES RISK. To the extent that the Fund invests in money market or short-term securities, the Fund may be subject to certain risks associated with such investments. An investment in a money market fund or short-term securities is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency. It is possible for the Fund to lose money by investing in money market funds. A money market fund may not achieve its investment objective. Changes in government regulations may affect the value of an investment in a money market fund.

NEW FUND RISK. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objectives. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PREMIUM/DISCOUNT RISK. As with all ETFs, Fund Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Fund Shares will approximate the Fund’s NAV, there may be times when the market price of Fund Shares is more than the NAV intraday (premium) or less than the NAV intraday (discount) due to supply and demand of Fund Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Fund Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Fund Shares at a time when the market price is at a premium to the NAV of Fund Shares or sells at a time when the market price is at a discount to the NAV of Fund Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

PRICE PARTICIPATION RISK. The Fund employs an investment strategy that includes the sale of call options contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Security, including the leveraged exposure to the Underlying Security. This means that if the Underlying Security experiences an increase in value above the strike price of the sold call options, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Security. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Security, but has full exposure to any decreases in value experienced by the Underlying Security, including magnified losses to the Underlying Security through the Fund’s use of leveraged instruments, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Security. The degree of participation in the Underlying Security gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold call options contracts and will vary over time. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Security, changes in interest rates, changes in the actual or perceived volatility of the Underlying Security and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Security changes and time moves towards the options contract’s expiration date, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Security. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Security will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Security, especially due to the Fund’s leveraged investment strategy.

REBALANCING RISK. If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective. In these instances, the Fund may have investment exposure to the Underlying security that is significantly greater or significantly less than its targeted leverage exposure. The Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective, leading to significantly greater losses or reduced gains.

SPECIAL TAX RISK. The Fund intends to qualify annually and to elect to be treated as a regulated investment company (“RIC”) under the Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) in each taxable year, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its portfolio holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships (the “Diversification Tests”); and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify as a RIC if the failure is for reasonable cause, or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

As noted above, the Fund intends to maintain between 105% and 150% notional exposure to the Underlying Security by entering into financial instruments on the Underlying Security. At least quarterly, the Fund will need to meet the Diversification Tests to maintain its RIC status. This may require selling some financial instruments referencing the Underlying Security in order to purchase other assets that meet the Diversification Tests. Such sales and purchases could affect the investment return of the Fund and may require the Fund to make distributions that were not otherwise required.

If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance.

Additionally, the authority with regard to swap agreements entered into by RICs is unclear both as to the qualification under the income test and the identification of the issuer under the diversification test. The Fund intends to take the position that because the swap agreements held by the Fund reference securities that the income on the swap agreements are “other income” from the Fund’s business of investing in stocks and securities. In addition, the Fund intends to manage its investments in the swap agreements so that neither the exposure to the issuer of the referenced security nor the exposure to any one counterparty of the swap agreements will exceed 25% of the gross value of the Fund’s portfolio at the end of any quarter of a taxable year.

TRADING ISSUES RISK. Although Fund Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

UNDERLYING ETF RISK. The Fund’s investment in shares of ETFs subjects it to the risks of owning the securities held by the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including absence of an active market risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

VALUATION RISK. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance

As of the date of this prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at https://www.rexshares.com/WMTI and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser: REX Advisers, LLC (the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers: The individuals primarily responsible for the day-to-day management of the Fund are Matthew Pelletier and Matthew Holcomb. Each has served as a portfolio manager since the Fund’s inception in 2025.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.rexshares.com/WMTI.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, and the Fund’s distributor may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at https://www.rexshares.com/wmti.